UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-2105

Fidelity Salem Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2017

Item 1.

Reports to Stockholders

Fidelity® Short-Term Treasury Bond Index Fund (formerly Spartan® Short-Term Treasury Bond Index Fund)

Fidelity® Intermediate Treasury Bond Index Fund (formerly Spartan® Intermediate Treasury Bond Index Fund)

Fidelity® Long-Term Treasury Bond Index Fund (formerly Spartan® Long-Term Treasury Bond Index Fund)
Investor Class and Premium Class (formerly Fidelity Advantage® Class)

Annual Report

February 28, 2017

Contents

Performance
Management's Discussion of Fund Performance
Fidelity® Short-Term Treasury Bond Index Fund
Investment Summary
Investments
Financial Statements
Fidelity® Intermediate Treasury Bond Index Fund
Investment Summary
Investments
Financial Statements
Fidelity® Long-Term Treasury Bond Index Fund
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity® Short-Term Treasury Bond Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Investor Class	(0.25)%	0.62%	2.47%
Premium Class	(0.15)%	0.72%	2.57%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Short-Term Treasury Bond Index Fund - Investor Class on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. 1-5 Year Treasury Bond Index performed over the same period.

Period Ending Values
$12,765	Fidelity® Short-Term Treasury Bond Index Fund - Investor Class
$13,035	Bloomberg Barclays U.S. 1-5 Year Treasury Bond Index

Effective August 24, 2016, all Barclays benchmark indices were co-branded as the Bloomberg Barclays Indices for a period of five years.

Fidelity® Intermediate Treasury Bond Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Investor Class	(2.09)%	1.56%	4.71%
Premium Class	(1.99)%	1.66%	4.81%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Intermediate Treasury Bond Index Fund - Investor Class on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. 5-10 Year Treasury Bond Index performed over the same period.

Period Ending Values
$15,845	Fidelity® Intermediate Treasury Bond Index Fund - Investor Class
$16,191	Bloomberg Barclays U.S. 5-10 Year Treasury Bond Index

Effective August 24, 2016, all Barclays benchmark indices were co-branded as the Bloomberg Barclays Indices for a period of five years.

Fidelity® Long-Term Treasury Bond Index Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Past 5 years	Past 10 years
Investor Class	(4.66)%	3.19%	6.44%
Premium Class	(4.57)%	3.29%	6.54%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Long-Term Treasury Bond Index Fund - Investor Class on February 28, 2007.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Long Treasury Bond Index performed over the same period.

Period Ending Values
$18,664	Fidelity® Long-Term Treasury Bond Index Fund - Investor Class
$19,042	Bloomberg Barclays U.S. Long Treasury Bond Index

Effective August 24, 2016, all Barclays benchmark indices were co-branded as the Bloomberg Barclays Indices for a period of five years.

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds rose for the 12 months ending February 28, 2017, a volatile period marked by early-period concern about global economic growth that gave way to optimism for the U.S. economy. The Bloomberg Barclays U.S. Aggregate Bond Index gained 1.42% for the year. Bond yields declined early on and reached an all-time low shortly after the U.K.’s late-June “Brexit” vote to leave the European Union. Bond yields began to rise heading into the U.S. election, and rallied strongly thereafter, as many investors viewed then-President-elect Donald Trump’s economic agenda as stimulative and potentially inflationary. Yields also rode the Fed’s decision in December to raise policy interest rates, and its signal for additional hikes in 2017. Bond yields then moderated to begin 2017; returns were positive in both January and February, aided by coupon (stated interest) returns. Within the Bloomberg Barclays index, investment-grade corporate bonds led all major market segments, with a gain of 6.42%. U.S. Treasuries, meanwhile, severely lagged spread-based sectors, returning -1.24%. Most securitized sectors managed a slightly positive return. Outside the index, riskier, non-core fixed-income segments, including high-yield debt securities (+22%), led the broader market, while Treasury Inflation-Protected Securities (TIPS) rose about 3%, according to the Bloomberg Barclays.

Comments from Co-Portfolio Managers Brandon Bettencourt and Jay Small:  For the year, the share classes of the Fidelity® Treasury Bond Index Funds, posted negative returns, performing roughly in line, net of fees, with the returns of their respective Bloomberg Barclays benchmarks. (For specific portfolio results, please refer to the Performance section of this report.) In keeping with the funds’ investment objectives, our goal is to produce monthly returns, before expenses, that closely match those of the funds’ indexes using a method known as stratified sampling, which matches the risk factors in the index while not always holding all bonds in the exact proportions of the index. The period was characterized by heightened market volatility and negative U.S. Treasury returns in October and November, as yields ratcheted higher from their historic lows in July, especially after the U.S. elections on November 8. Against this backdrop, the Treasury yield curve steepened dramatically during the fiscal year, as longer-maturity yields increased more than short-term yields. The Long-Term fund posted the biggest losses in response to growing prospects for higher inflation and increased fiscal spending. To a lesser extent, the Intermediate fund also was hurt by these factors. The Short-Term fund’s return was virtually flat for the period, as investor demand for shorter-duration (less rate sensitive) Treasuries was comparatively strong even as short-term yields inched higher.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Short-Term Treasury Bond Index Fund

Investment Summary (Unaudited)

Coupon Distribution as of February 28, 2017

	% of fund's investments	% of fund's investments 6 months ago
0.01 - 0.99%	12.7	19.9
1 - 1.99%	59.5	53.3
2 - 2.99%	18.4	15.8
3 - 3.99%	7.3	8.4
4 - 4.99%	0.4	0.9
7 - 7.99%	0.1	0.1
8 - 8.99%	0.9	1.0
9 - 9.99%	0.2	0.2

Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.

Asset Allocation (% of fund's net assets)

As of February 28, 2017
U.S. Treasury Obligations	99.6%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

As of August 31, 2016
U.S. Treasury Obligations	99.3%
Short-Term Investments and Net Other Assets (Liabilities)	0.7%

Fidelity® Short-Term Treasury Bond Index Fund

Investments February 28, 2017

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 99.6%
	Principal Amount	Value
U.S. Treasury Obligations - 99.6%
U.S. Treasury Bonds:
7.875% 2/15/21	$804,000	$991,778
8% 11/15/21	2,794,000	3,562,895
8.125% 8/15/19	2,144,000	2,493,573
8.125% 5/15/21	823,000	1,033,219
8.125% 8/15/21	446,000	565,514
8.5% 2/15/20	1,062,000	1,277,512
8.75% 5/15/20	313,000	383,119
8.75% 8/15/20	1,240,000	1,536,486
8.875% 2/15/19	2,120,000	2,439,656
9% 11/15/18	1,497,000	1,697,399
9.125% 5/15/18	1,495,000	1,640,646
U.S. Treasury Notes:
0.625% 4/30/18	11,119,000	11,068,186
0.625% 6/30/18	9,221,000	9,169,132
0.75% 3/31/18	8,897,000	8,874,064
0.75% 4/15/18	7,466,000	7,445,588
0.75% 4/30/18	8,266,000	8,240,814
0.75% 7/31/18	8,145,000	8,106,816
0.75% 8/31/18	9,024,000	8,976,768
0.75% 9/30/18	9,383,000	9,328,025
0.75% 10/31/18	9,512,000	9,447,718
0.75% 2/15/19	8,618,000	8,536,870
0.75% 7/15/19	8,322,000	8,206,923
0.75% 8/15/19	8,541,000	8,416,225
0.875% 3/31/18	8,474,000	8,463,408
0.875% 5/31/18	9,448,000	9,432,127
0.875% 7/15/18	7,732,000	7,711,765
0.875% 10/15/18	8,710,000	8,673,592
0.875% 4/15/19	8,029,000	7,961,886
0.875% 5/15/19	8,301,000	8,224,797
0.875% 6/15/19	8,834,000	8,744,626
0.875% 7/31/19	4,851,000	4,796,426
0.875% 9/15/19	8,834,000	8,721,852
1% 3/15/18	8,532,000	8,534,329
1% 5/15/18	8,050,000	8,049,372
1% 5/31/18	10,591,000	10,588,522
1% 8/15/18	7,453,000	7,444,265
1% 9/15/18	8,532,000	8,516,335
1% 11/30/18	8,714,000	8,688,468
1% 3/15/19	7,771,000	7,730,933
1% 6/30/19	3,904,000	3,874,415
1% 8/31/19	5,525,000	5,474,711
1% 9/30/19	6,826,000	6,757,474
1% 10/15/19	8,790,000	8,697,635
1% 11/15/19	8,498,000	8,400,409
1% 11/30/19	8,029,000	7,935,534
1.125% 6/15/18	7,639,000	7,648,549
1.125% 1/15/19	8,351,000	8,336,970
1.125% 1/31/19	9,602,000	9,583,996
1.125% 2/28/19	7,677,000	7,660,809
1.125% 5/31/19	4,196,000	4,178,133
1.125% 12/31/19	7,505,000	7,435,519
1.125% 3/31/20	6,056,000	5,984,085
1.125% 4/30/20	7,772,000	7,669,993
1.125% 2/28/21	11,891,000	11,596,971
1.125% 6/30/21	11,953,000	11,602,347
1.125% 7/31/21	11,931,000	11,564,683
1.125% 8/31/21	11,247,000	10,894,654
1.125% 9/30/21	11,925,000	11,533,717
1.25% 10/31/18	10,911,000	10,927,192
1.25% 11/15/18	7,645,000	7,655,451
1.25% 11/30/18	10,285,000	10,297,856
1.25% 12/15/18	7,907,000	7,915,034
1.25% 12/31/18	8,927,000	8,934,320
1.25% 1/31/19	8,531,000	8,535,666
1.25% 4/30/19	3,017,000	3,014,408
1.25% 10/31/19	5,260,000	5,236,988
1.25% 1/31/20	11,823,000	11,744,945
1.25% 2/29/20	7,348,000	7,293,463
1.25% 3/31/21	12,231,000	11,974,430
1.25% 10/31/21	11,592,000	11,265,071
1.375% 6/30/18	7,491,000	7,522,605
1.375% 7/31/18	9,767,000	9,808,969
1.375% 9/30/18	16,232,000	16,294,769
1.375% 11/30/18	4,227,000	4,241,862
1.375% 12/31/18	5,946,000	5,963,654
1.375% 2/28/19	7,517,000	7,537,845
1.375% 12/15/19	8,735,000	8,715,888
1.375% 1/15/20	8,861,000	8,836,774
1.375% 1/31/20	8,355,000	8,330,194
1.375% 2/15/20	7,022,000	6,998,961
1.375% 2/29/20	12,163,000	12,113,107
1.375% 3/31/20	12,018,000	11,961,191
1.375% 4/30/20	11,652,000	11,586,003
1.375% 5/31/20	8,024,000	7,971,026
1.375% 8/31/20	11,716,000	11,609,830
1.375% 9/30/20	12,364,000	12,236,502
1.375% 10/31/20	12,365,000	12,228,787
1.375% 1/31/21	12,117,700	11,946,344
1.375% 4/30/21	11,608,000	11,411,662
1.375% 5/31/21	11,934,000	11,719,558
1.5% 8/31/18	15,749,000	15,841,273
1.5% 12/31/18	11,616,000	11,678,622
1.5% 1/31/19	10,553,000	10,606,588
1.5% 2/28/19	11,541,000	11,597,805
1.5% 3/31/19	4,633,000	4,653,811
1.5% 5/31/19	12,062,000	12,114,301
1.5% 10/31/19	11,908,000	11,930,792
1.5% 11/30/19	11,833,000	11,849,176
1.5% 5/31/20	11,769,000	11,737,283
1.5% 1/31/22	10,339,000	10,139,085
1.625% 3/31/19	11,812,000	11,897,826
1.625% 4/30/19	10,084,000	10,156,080
1.625% 6/30/19	11,760,000	11,837,169
1.625% 7/31/19	11,391,000	11,462,194
1.625% 8/31/19	11,871,000	11,942,879
1.625% 12/31/19	11,659,000	11,710,463
1.625% 6/30/20	12,222,000	12,231,069
1.625% 7/31/20	12,656,000	12,656,000
1.625% 11/30/20	12,327,000	12,289,920
1.75% 10/31/18	4,391,000	4,434,225
1.75% 9/30/19	12,395,000	12,506,357
1.75% 10/31/20	9,204,000	9,227,010
1.75% 12/31/20	12,478,800	12,488,059
1.75% 11/30/21	11,657,000	11,586,417
1.75% 2/28/22	9,292,000	9,211,420
1.875% 6/30/20	5,671,000	5,722,839
1.875% 11/30/21	9,868,000	9,862,217
1.875% 1/31/22	12,230,000	12,212,805
1.875% 2/28/22	11,209,000	11,197,175
2% 7/31/20	8,628,000	8,737,196
2% 9/30/20	7,154,000	7,239,791
2% 11/30/20	8,765,000	8,858,812
2% 2/28/21	8,455,000	8,536,244
2% 5/31/21	9,495,000	9,569,175
2% 8/31/21	10,283,000	10,344,060
2% 10/31/21	9,867,000	9,917,105
2% 11/15/21	14,083,000	14,155,612
2% 12/31/21	12,156,000	12,211,079
2% 2/15/22	9,468,000	9,506,459
2.125% 8/31/20	9,215,000	9,366,900
2.125% 1/31/21	8,359,000	8,479,813
2.125% 6/30/21	8,932,000	9,043,302
2.125% 8/15/21	13,989,000	14,149,104
2.125% 9/30/21	10,087,000	10,196,535
2.125% 12/31/21	10,428,000	10,534,313
2.25% 7/31/18	3,067,000	3,117,556
2.25% 3/31/21	9,164,000	9,334,753
2.25% 4/30/21	9,282,000	9,454,228
2.25% 7/31/21	9,674,000	9,838,381
2.375% 5/31/18	3,858,000	3,922,502
2.375% 6/30/18	4,875,000	4,961,073
2.375% 12/31/20	7,526,000	7,709,446
2.625% 4/30/18	3,930,000	4,003,228
2.625% 8/15/20	12,028,000	12,429,242
2.625% 11/15/20	18,498,000	19,118,697
2.75% 2/15/19	8,155,000	8,392,645
2.875% 3/31/18	5,113,000	5,216,456
3.125% 5/15/19	10,243,000	10,644,720
3.125% 5/15/21	10,309,000	10,860,696
3.375% 11/15/19	13,245,000	13,933,117
3.5% 5/15/20	10,790,000	11,439,083
3.625% 8/15/19	9,082,000	9,577,251
3.625% 2/15/20	14,742,000	15,652,436
3.625% 2/15/21	15,561,000	16,687,959
3.75% 11/15/18	8,522,000	8,896,167
3.875% 5/15/18	4,915,000	5,086,642
4% 8/15/18	5,167,000	5,386,598
		1,399,671,824
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,407,869,898)		1,399,671,824
	Shares	Value

Money Market Funds - 0.5%
Fidelity Cash Central Fund, 0.60% (a)
(Cost $6,926,136)	6,924,753	6,926,138
TOTAL INVESTMENT PORTFOLIO - 100.1%
(Cost $1,414,796,034)		1,406,597,962
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(1,933,836)
NET ASSETS - 100%		$1,404,664,126

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$11,097
Total	$11,097

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
U.S. Government and Government Agency Obligations	$1,399,671,824	$--	$1,399,671,824	$--
Money Market Funds	6,926,138	6,926,138	--	--
Total Investments in Securities:	$1,406,597,962	$6,926,138	$1,399,671,824	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Short-Term Treasury Bond Index Fund

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,407,869,898)	$1,399,671,824
Fidelity Central Funds (cost $6,926,136)	6,926,138
Total Investments (cost $1,414,796,034)		$1,406,597,962
Receivable for investments sold		39,473,762
Receivable for fund shares sold		1,481,138
Interest receivable		4,613,633
Distributions receivable from Fidelity Central Funds		1,634
Other receivables		56
Total assets		1,452,168,185
Liabilities
Payable for investments purchased	$44,595,453
Payable for fund shares redeemed	2,597,539
Distributions payable	194,188
Accrued management fee	58,135
Other affiliated payables	58,744
Total liabilities		47,504,059
Net Assets		$1,404,664,126
Net Assets consist of:
Paid in capital		$1,413,215,377
Undistributed net investment income		1,177,202
Accumulated undistributed net realized gain (loss) on investments		(1,530,381)
Net unrealized appreciation (depreciation) on investments		(8,198,072)
Net Assets		$1,404,664,126
Investor Class:
Net Asset Value, offering price and redemption price per share ($148,220,622 ÷ 14,260,618 shares)		$10.39
Premium Class:
Net Asset Value, offering price and redemption price per share ($1,256,443,504 ÷ 120,886,961 shares)		$10.39

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Interest		$15,388,716
Income from Fidelity Central Funds		11,097
Total income		15,399,813
Expenses
Management fee	$646,019
Transfer agent fees	641,973
Independent trustees' fees and expenses	5,582
Miscellaneous	3,798
Total expenses before reductions	1,297,372
Expense reductions	(446)	1,296,926
Net investment income (loss)		14,102,887
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,164,208)
Fidelity Central Funds	235
Total net realized gain (loss)		(1,163,973)
Change in net unrealized appreciation (depreciation) on investment securities		(16,913,722)
Net gain (loss)		(18,077,695)
Net increase (decrease) in net assets resulting from operations		$(3,974,808)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,102,887	$9,171,437
Net realized gain (loss)	(1,163,973)	907,768
Change in net unrealized appreciation (depreciation)	(16,913,722)	5,944,277
Net increase (decrease) in net assets resulting from operations	(3,974,808)	16,023,482
Distributions to shareholders from net investment income	(13,406,600)	(8,617,006)
Distributions to shareholders from net realized gain	(678,976)	(1,600,510)
Total distributions	(14,085,576)	(10,217,516)
Share transactions - net increase (decrease)	225,389,460	352,099,346
Total increase (decrease) in net assets	207,329,076	357,905,312
Net Assets
Beginning of period	1,197,335,050	839,429,738
End of period	$1,404,664,126	$1,197,335,050
Other Information
Undistributed net investment income end of period	$1,177,202	$753,945

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Short-Term Treasury Bond Index Fund Investor Class

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.52	$10.46	$10.48	$10.59	$10.63
Income from Investment Operations
Net investment income (loss)B	.105	.094	.084	.081	.097
Net realized and unrealized gain (loss)	(.131)	.071	.004	(.071)	(.007)
Total from investment operations	(.026)	.165	.088	.010	.090
Distributions from net investment income	(.099)	(.087)	(.076)	(.082)	(.097)
Distributions from net realized gain	(.005)	(.018)	(.032)	(.038)	(.033)
Total distributions	(.104)	(.105)	(.108)	(.120)	(.130)
Net asset value, end of period	$10.39	$10.52	$10.46	$10.48	$10.59
Total ReturnC	(.25)%	1.59%	.85%	.10%	.85%
Ratios to Average Net AssetsD,E
Expenses before reductions	.19%	.20%	.20%	.20%	.20%
Expenses net of fee waivers, if any	.19%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.19%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.00%	.89%	.80%	.77%	.91%
Supplemental Data
Net assets, end of period (000 omitted)	$148,221	$52,373	$32,619	$28,114	$37,739
Portfolio turnover rateF	51%	41%	40%	47%	56%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Short-Term Treasury Bond Index Fund Premium Class

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$10.52	$10.46	$10.48	$10.59	$10.63
Income from Investment Operations
Net investment income (loss)B	.115	.104	.094	.091	.106
Net realized and unrealized gain (loss)	(.131)	.072	.005	(.071)	(.006)
Total from investment operations	(.016)	.176	.099	.020	.100
Distributions from net investment income	(.109)	(.098)	(.087)	(.092)	(.107)
Distributions from net realized gain	(.005)	(.018)	(.032)	(.038)	(.033)
Total distributions	(.114)	(.116)	(.119)	(.130)	(.140)
Net asset value, end of period	$10.39	$10.52	$10.46	$10.48	$10.59
Total ReturnC	(.15)%	1.69%	.95%	.20%	.95%
Ratios to Average Net AssetsD,E
Expenses before reductions	.09%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.09%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.09%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.10%	.99%	.90%	.87%	1.01%
Supplemental Data
Net assets, end of period (000 omitted)	$1,256,444	$1,144,962	$806,810	$734,225	$750,114
Portfolio turnover rateF	51%	41%	40%	47%	56%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Intermediate Treasury Bond Index Fund

Investment Summary (Unaudited)

Coupon Distribution as of February 28, 2017

	% of fund's investments	% of fund's investments 6 months ago
1 - 1.99%	41.7	41.8
2 - 2.99%	54.4	53.7
6 - 6.99%	2.2	1.8
7 - 7.99%	1.3	1.7
8 - 8.99%	0.0	0.7

Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.

Asset Allocation (% of fund's net assets)

As of February 28, 2017
U.S. Treasury Obligations	99.6%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

As of August 31, 2016
U.S. Treasury Obligations	99.6%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® Intermediate Treasury Bond Index Fund

Investments February 28, 2017

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 99.6%
	Principal Amount	Value
U.S. Treasury Obligations - 99.6%
U.S. Treasury Bonds:
6% 2/15/26	$6,687,000	$8,675,861
6.25% 8/15/23	5,557,000	6,950,157
6.5% 11/15/26	3,966,000	5,388,957
6.625% 2/15/27	3,006,000	4,142,761
6.75% 8/15/26	3,230,000	4,435,824
6.875% 8/15/25	3,015,000	4,082,497
7.125% 2/15/23	3,713,000	4,770,481
7.25% 8/15/22	3,348,000	4,256,276
7.5% 11/15/24	3,105,000	4,270,952
7.625% 11/15/22	1,468,000	1,910,981
7.625% 2/15/25	2,762,000	3,849,430
U.S. Treasury Notes:
1.25% 7/31/23	24,038,000	22,761,919
1.375% 6/30/23	22,969,000	21,948,855
1.375% 8/31/23	23,386,000	22,291,605
1.375% 9/30/23	23,616,000	22,486,872
1.5% 2/28/23	23,084,000	22,320,243
1.5% 3/31/23	23,075,000	22,287,196
1.5% 8/15/26	52,718,000	48,819,767
1.625% 8/15/22	18,970,000	18,603,936
1.625% 11/15/22	28,872,000	28,221,254
1.625% 4/30/23	24,019,000	23,347,213
1.625% 5/31/23	22,964,000	22,299,307
1.625% 10/31/23	22,840,000	22,088,770
1.625% 2/15/26	53,433,000	50,256,248
1.625% 5/15/26	52,644,000	49,407,236
1.75% 3/31/22	24,384,000	24,160,155
1.75% 4/30/22	23,688,000	23,451,120
1.75% 5/15/22	21,291,000	21,060,631
1.75% 9/30/22	23,678,000	23,333,012
1.75% 1/31/23	24,140,000	23,704,345
1.75% 5/15/23	42,716,000	41,811,617
1.875% 5/31/22	24,001,000	23,894,124
1.875% 8/31/22	24,831,000	24,656,413
1.875% 10/31/22	23,534,000	23,328,078
2% 7/31/22	24,391,000	24,403,391
2% 11/30/22	24,831,000	24,763,112
2% 2/15/23	42,856,000	42,685,262
2% 2/15/25	55,713,000	54,516,062
2% 8/15/25	54,884,000	53,477,598
2% 11/15/26	52,239,000	50,533,083
2.125% 6/30/22	24,392,000	24,568,281
2.125% 12/31/22	24,540,200	24,627,440
2.125% 11/30/23	24,142,000	24,087,294
2.125% 2/29/24	23,255,000	23,156,887
2.125% 5/15/25	54,664,000	53,890,996
2.25% 12/31/23	23,578,000	23,692,212
2.25% 1/31/24	23,826,000	23,927,451
2.25% 11/15/24	55,888,000	55,800,700
2.25% 11/15/25	54,625,200	54,202,729
2.25% 2/15/27	19,922,000	19,727,442
2.375% 8/15/24	54,675,000	55,168,333
2.5% 8/15/23	36,334,000	37,131,640
2.5% 5/15/24	53,522,000	54,533,887
2.75% 11/15/23	47,841,000	49,575,236
2.75% 2/15/24	41,502,000	43,001,592
		1,496,744,721
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,513,843,518)		1,496,744,721
	Shares	Value

Money Market Funds - 0.4%
Fidelity Cash Central Fund, 0.60% (a)
(Cost $6,563,243)	6,561,932	6,563,244
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $1,520,406,761)		1,503,307,965
NET OTHER ASSETS (LIABILITIES) - 0.0%		(484,775)
NET ASSETS - 100%		$1,502,823,190

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$5,176
Total	$5,176

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
U.S. Government and Government Agency Obligations	$1,496,744,721	$--	$1,496,744,721	$--
Money Market Funds	6,563,244	6,563,244	--	--
Total Investments in Securities:	$1,503,307,965	$6,563,244	$1,496,744,721	$--

See accompanying notes which are an integral part of the financial statements.

Fidelity® Intermediate Treasury Bond Index Fund

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,513,843,518)	$1,496,744,721
Fidelity Central Funds (cost $6,563,243)	6,563,244
Total Investments (cost $1,520,406,761)		$1,503,307,965
Receivable for investments sold		48,705,121
Receivable for fund shares sold		1,009,849
Interest receivable		5,527,534
Distributions receivable from Fidelity Central Funds		1,411
Other receivables		104
Total assets		1,558,551,984
Liabilities
Payable for investments purchased	$53,428,610
Payable for fund shares redeemed	2,022,006
Distributions payable	161,659
Accrued management fee	62,277
Other affiliated payables	54,242
Total liabilities		55,728,794
Net Assets		$1,502,823,190
Net Assets consist of:
Paid in capital		$1,521,674,251
Undistributed net investment income		1,817,144
Accumulated undistributed net realized gain (loss) on investments		(3,569,409)
Net unrealized appreciation (depreciation) on investments		(17,098,796)
Net Assets		$1,502,823,190
Investor Class:
Net Asset Value, offering price and redemption price per share ($52,544,325 ÷ 4,912,268 shares)		$10.70
Premium Class:
Net Asset Value, offering price and redemption price per share ($1,450,278,865 ÷ 135,584,311 shares)		$10.70

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Interest		$29,580,475
Income from Fidelity Central Funds		5,176
Total income		29,585,651
Expenses
Management fee	$758,309
Transfer agent fees	750,090
Independent trustees' fees and expenses	6,698
Miscellaneous	4,591
Total expenses before reductions	1,519,688
Expense reductions	(1,225)	1,518,463
Net investment income (loss)		28,067,188
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,418,501
Fidelity Central Funds	1
Total net realized gain (loss)		8,418,502
Change in net unrealized appreciation (depreciation) on investment securities		(68,488,758)
Net gain (loss)		(60,070,256)
Net increase (decrease) in net assets resulting from operations		$(32,003,068)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$28,067,188	$26,897,008
Net realized gain (loss)	8,418,502	10,349,661
Change in net unrealized appreciation (depreciation)	(68,488,758)	19,828,713
Net increase (decrease) in net assets resulting from operations	(32,003,068)	57,075,382
Distributions to shareholders from net investment income	(27,831,931)	(26,318,360)
Distributions to shareholders from net realized gain	(18,305,958)	(10,088,208)
Total distributions	(46,137,889)	(36,406,568)
Share transactions - net increase (decrease)	83,291,668	282,571,392
Total increase (decrease) in net assets	5,150,711	303,240,206
Net Assets
Beginning of period	1,497,672,479	1,194,432,273
End of period	$1,502,823,190	$1,497,672,479
Other Information
Undistributed net investment income end of period	$1,817,144	$2,097,132

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Intermediate Treasury Bond Index Fund Investor Class

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.26	$11.09	$10.80	$11.34	$11.55
Income from Investment Operations
Net investment income (loss)B	.196	.212	.227	.206	.225
Net realized and unrealized gain (loss)	(.427)	.250	.305	(.461)	.134
Total from investment operations	(.231)	.462	.532	(.255)	.359
Distributions from net investment income	(.193)	(.208)	(.213)	(.201)	(.222)
Distributions from net realized gain	(.136)	(.084)	(.029)	(.084)	(.347)
Total distributions	(.329)	(.292)	(.242)	(.285)	(.569)
Net asset value, end of period	$10.70	$11.26	$11.09	$10.80	$11.34
Total ReturnC	(2.09)%	4.25%	4.98%	(2.26)%	3.17%
Ratios to Average Net AssetsD,E
Expenses before reductions	.19%	.20%	.20%	.20%	.20%
Expenses net of fee waivers, if any	.19%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.19%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.76%	1.93%	2.08%	1.89%	1.94%
Supplemental Data
Net assets, end of period (000 omitted)	$52,544	$145,403	$148,250	$106,544	$132,004
Portfolio turnover rateF	52%	48%	53%	46%	54%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Intermediate Treasury Bond Index Fund Premium Class

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$11.26	$11.09	$10.80	$11.34	$11.55
Income from Investment Operations
Net investment income (loss)B	.205	.223	.238	.217	.233
Net realized and unrealized gain (loss)	(.425)	.250	.305	(.461)	.137
Total from investment operations	(.220)	.473	.543	(.244)	.370
Distributions from net investment income	(.204)	(.219)	(.224)	(.212)	(.233)
Distributions from net realized gain	(.136)	(.084)	(.029)	(.084)	(.347)
Total distributions	(.340)	(.303)	(.253)	(.296)	(.580)
Net asset value, end of period	$10.70	$11.26	$11.09	$10.80	$11.34
Total ReturnC	(1.99)%	4.35%	5.09%	(2.16)%	3.27%
Ratios to Average Net AssetsD,E
Expenses before reductions	.09%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.09%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.09%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.86%	2.03%	2.18%	1.99%	2.04%
Supplemental Data
Net assets, end of period (000 omitted)	$1,450,279	$1,352,270	$1,046,182	$932,430	$1,204,856
Portfolio turnover rateF	52%	48%	53%	46%	54%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Long-Term Treasury Bond Index Fund

Investment Summary (Unaudited)

Coupon Distribution as of February 28, 2017

	% of fund's investments	% of fund's investments 6 months ago
2 - 2.99%	27.4	24.6
3 - 3.99%	43.5	45.9
4 - 4.99%	18.3	19.5
5 - 5.99%	4.7	4.8
6 - 6.99%	3.2	4.4

Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.

Asset Allocation (% of fund's net assets)

As of February 28, 2017
U.S. Treasury Obligations	99.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.5%

As of August 31, 2016
U.S. Treasury Obligations	99.6%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

Fidelity® Long-Term Treasury Bond Index Fund

Investments February 28, 2017

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 99.5%
	Principal Amount	Value
U.S. Treasury Obligations - 99.5%
U.S. Treasury Bonds:
2.25% 8/15/46	$37,661,000	$32,232,506
2.5% 2/15/45	40,334,000	36,604,678
2.5% 2/15/46	37,350,000	33,829,464
2.5% 5/15/46	37,841,000	34,259,425
2.75% 8/15/42	22,404,000	21,537,593
2.75% 11/15/42	27,788,000	26,692,764
2.875% 5/15/43	40,106,000	39,397,888
2.875% 8/15/45	40,308,500	39,497,614
2.875% 11/15/46(a)	37,620,000	36,916,092
3% 5/15/42	15,427,000	15,557,173
3% 11/15/44	40,469,000	40,657,100
3% 5/15/45	39,967,000	40,134,062
3% 11/15/45	40,426,000	40,596,557
3% 2/15/47	14,188,000	14,284,989
3.125% 11/15/41	13,987,000	14,426,821
3.125% 2/15/42	17,272,000	17,816,465
3.125% 2/15/43	28,219,000	29,043,531
3.125% 8/15/44	40,896,300	42,096,034
3.375% 5/15/44	40,862,300	44,016,379
3.5% 2/15/39	12,001,000	13,310,333
3.625% 8/15/43	33,533,000	37,704,975
3.625% 2/15/44	40,132,000	45,137,544
3.75% 8/15/41	15,690,000	17,936,855
3.75% 11/15/43	39,769,000	45,703,292
3.875% 8/15/40	15,643,000	18,228,366
4.25% 5/15/39	10,954,000	13,484,122
4.25% 11/15/40	16,553,000	20,372,472
4.375% 2/15/38	6,466,000	8,142,362
4.375% 11/15/39	13,122,000	16,420,438
4.375% 5/15/40	18,171,000	22,742,133
4.375% 5/15/41	14,054,000	17,639,414
4.5% 2/15/36	14,381,000	18,393,630
4.5% 5/15/38	7,300,000	9,340,576
4.5% 8/15/39	12,123,000	15,426,518
4.625% 2/15/40	21,626,000	28,002,296
4.75% 2/15/37	4,533,000	5,965,324
4.75% 2/15/41	18,352,000	24,235,394
5% 5/15/37	6,262,000	8,495,774
5.25% 11/15/28	7,857,000	10,079,675
5.25% 2/15/29	6,056,000	7,796,391
5.375% 2/15/31	12,513,000	16,796,750
5.5% 8/15/28	6,463,000	8,425,884
6.125% 11/15/27	9,169,000	12,382,808
6.125% 8/15/29	4,641,900	6,455,685
6.25% 5/15/30	8,018,000	11,414,689
6.375% 8/15/27	3,559,000	4,867,349
		1,064,498,184
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,034,997,361)		1,064,498,184
	Shares	Value

Money Market Funds - 0.8%
Fidelity Cash Central Fund, 0.60% (b)
(Cost $8,725,446)	8,723,701	8,725,446
	Maturity Amount	Value

Cash Equivalents - 2.2%
Investments in repurchase agreements in a joint trading account at 0.53%, dated 2/28/17 due 3/1/17 (Collateralized by U.S. Government Obligations) # (c)
(Cost $23,227,000)	23,227,342	23,227,000
TOTAL INVESTMENT PORTFOLIO - 102.5%
(Cost $1,066,949,807)		1,096,450,630
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(26,603,642)
NET ASSETS - 100%		$1,069,846,988

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) Includes investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$7,454
Total	$7,454

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
U.S. Government and Government Agency Obligations	$1,064,498,184	$--	$1,064,498,184	$--
Money Market Funds	8,725,446	8,725,446	--	--
Cash Equivalents	23,227,000	--	23,227,000	--
Total Investments in Securities:	$1,096,450,630	$8,725,446	$1,087,725,184	$--

Other Information

# Additional information on each counterparty to the repurchase agreement is as follows:

Repurchase Agreement / Counterparty	Value
$23,227,000 due 3/01/17 at 0.53%
J.P. Morgan Securities, Inc.	$23,227,000
$23,227,000

See accompanying notes which are an integral part of the financial statements.

Fidelity® Long-Term Treasury Bond Index Fund

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value (including securities loaned of $22,569,647 and repurchase agreements of $23,227,000) — See accompanying schedule: Unaffiliated issuers (cost $1,058,224,361)	$1,087,725,184
Fidelity Central Funds (cost $8,725,446)	8,725,446
Total Investments (cost $1,066,949,807)		$1,096,450,630
Cash		7,443
Receivable for investments sold		6,137,617
Receivable for fund shares sold		2,555,046
Interest receivable		5,532,973
Distributions receivable from Fidelity Central Funds		2,124
Total assets		1,110,685,833
Liabilities
Payable for investments purchased	$14,699,923
Payable for fund shares redeemed	2,451,928
Distributions payable	376,706
Accrued management fee	43,979
Other affiliated payables	38,609
Collateral on securities loaned	23,227,700
Total liabilities		40,838,845
Net Assets		$1,069,846,988
Net Assets consist of:
Paid in capital		$1,120,508,980
Undistributed net investment income		625,543
Accumulated undistributed net realized gain (loss) on investments		(80,788,358)
Net unrealized appreciation (depreciation) on investments		29,500,823
Net Assets		$1,069,846,988
Investor Class:
Net Asset Value, offering price and redemption price per share ($41,695,018 ÷ 3,257,219 shares)		$12.80
Premium Class:
Net Asset Value, offering price and redemption price per share ($1,028,151,970 ÷ 80,298,766 shares)		$12.80

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Interest		$36,801,070
Income from Fidelity Central Funds		7,454
Total income		36,808,524
Expenses
Management fee	$670,865
Transfer agent fees	764,495
Independent trustees' fees and expenses	6,020
Miscellaneous	4,137
Total expenses before reductions	1,445,517
Expense reductions	(631)	1,444,886
Net investment income (loss)		35,363,638
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(14,486,948)
Fidelity Central Funds	170
Futures contracts	26,483
Total net realized gain (loss)		(14,460,295)
Change in net unrealized appreciation (depreciation) on investment securities		(86,840,235)
Net gain (loss)		(101,300,530)
Net increase (decrease) in net assets resulting from operations		$(65,936,892)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	Year ended February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$35,363,638	$32,798,506
Net realized gain (loss)	(14,460,295)	(55,862,631)
Change in net unrealized appreciation (depreciation)	(86,840,235)	55,122,590
Net increase (decrease) in net assets resulting from operations	(65,936,892)	32,058,465
Distributions to shareholders from net investment income	(34,902,663)	(32,629,652)
Share transactions - net increase (decrease)	(160,001,205)	(54,540,048)
Total increase (decrease) in net assets	(260,840,760)	(55,111,235)
Net Assets
Beginning of period	1,330,687,748	1,385,798,983
End of period	$1,069,846,988	$1,330,687,748
Other Information
Undistributed net investment income end of period	$625,543	$323,771

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Long-Term Treasury Bond Index Fund Investor Class

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$13.77	$13.62	$11.66	$12.69	$12.63
Income from Investment Operations
Net investment income (loss)B	.351	.344	.385	.399	.386
Net realized and unrealized gain (loss)	(.976)	.149C	1.953	(1.044)	.058
Total from investment operations	(.625)	.493	2.338	(.645)	.444
Distributions from net investment income	(.345)	(.343)	(.378)	(.385)	(.384)
Net asset value, end of period	$12.80	$13.77	$13.62	$11.66	$12.69
Total ReturnD	(4.66)%	3.78%	20.37%	(5.06)%	3.47%
Ratios to Average Net AssetsE,F
Expenses before reductions	.20%	.20%	.20%	.20%	.20%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	2.54%	2.63%	2.91%	3.30%	2.94%
Supplemental Data
Net assets, end of period (000 omitted)	$41,695	$459,362	$321,709	$13,954	$89,009
Portfolio turnover rateG	40%	71%	35%	51%	60%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Long-Term Treasury Bond Index Fund Premium Class

Years ended February 28,	2017	2016 A	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$13.77	$13.62	$11.66	$12.69	$12.63
Income from Investment Operations
Net investment income (loss)B	.362	.356	.383	.402	.394
Net realized and unrealized gain (loss)	(.974)	.150C	1.968	(1.035)	.062
Total from investment operations	(.612)	.506	2.351	(.633)	.456
Distributions from net investment income	(.358)	(.356)	(.391)	(.397)	(.396)
Net asset value, end of period	$12.80	$13.77	$13.62	$11.66	$12.69
Total ReturnD	(4.57)%	3.89%	20.48%	(4.96)%	3.57%
Ratios to Average Net AssetsE,F
Expenses before reductions	.09%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.09%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.09%	.10%	.10%	.10%	.10%
Net investment income (loss)	2.65%	2.73%	3.01%	3.40%	3.04%
Supplemental Data
Net assets, end of period (000 omitted)	$1,028,152	$871,326	$1,064,090	$300,319	$350,855
Portfolio turnover rateG	40%	71%	35%	51%	60%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2017

1. Organization.

Fidelity Short-Term Treasury Bond Index Fund (formerly Spartan Short-Term Treasury Bond Index Fund), Fidelity Intermediate Treasury Bond Index Fund (formerly Spartan Intermediate Treasury Bond Index Fund) and Fidelity Long-Term Treasury Bond Index Fund (formerly Spartan Long-Term Treasury Bond Index Fund) (the Funds) are funds of Fidelity Salem Street Trust (the Trust). Each Fund is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund offers Investor Class and Premium Class (formerly Fidelity Advantage Class) shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Each Fund offers conversion privileges between share classes within each Fund to eligible shareholders.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of each Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2017, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
Fidelity Short-Term Treasury Bond Index Fund	$1,414,186,545	$2,380,957	$(9,969,540)	$(7,588,583)
Fidelity Intermediate Treasury Bond Index Fund	1,520,577,479	8,124,308	(25,393,822)	(17,269,514)
Fidelity Long-Term Treasury Bond Index Fund	1,069,280,823	46,118,838	(18,949,031)	27,169,807

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Short-Term Treasury Bond Index Fund	$2,126	$–	$–	$(7,588,583)
Fidelity Intermediate Treasury Bond Index Fund	–	–	–	(17,269,514)
Fidelity Long-Term Treasury Bond Index Fund	–	–	(77,610,916)	27,169,807

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Long-term	Total no expiration	Total capital loss carryfoward
Fidelity Long-Term Treasury Bond Index Fund	$(76,129,764)	$(1,481,153)	$(77,610,916)	$(77,610,916)

Certain Funds intend to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2016 to February 28, 2017. Loss deferrals were as follows:

Captial losses
Fidelity Short-Term Treasury Bond Index Fund	$(964,794)
Fidelity Intermediate Treasury Bond Index Fund	$(1,401,447)

The tax character of distributions paid was as follows:

February 28, 2017
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Short-Term Treasury Bond Index Fund	$13,542,395	$543,181	$14,085,576
Fidelity Intermediate Treasury Bond Index Fund	27,831,931	18,305,958	46,137,889
Fidelity Long-Term Treasury Bond Index Fund	34,902,663	–	34,902,663

February 29, 2016
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Short-Term Treasury Bond Index Fund	$8,617,006	$1,600,510	$10,217,516
Fidelity Intermediate Treasury Bond Index Fund	26,917,046	9,489,522	36,406,568
Fidelity Long-Term Treasury Bond Index Fund	32,629,652	–	32,629,652

Repurchase Agreements. Pursuant to an Exemptive Order issued by the SEC, the Funds along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR), or other affiliated entities of FMR, are permitted to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Funds may also invest directly with institutions in repurchase agreements. Repurchase agreements may be collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Each applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fidelity Long-Term Treasury Bond Index Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

The Funds' use of derivatives increased or decreased their exposure to the following risk:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fidelity Long-Term Treasury Bond Index Fund used futures contracts to manage their exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period, the Fidelity Long-Term Treasury Bond Index Fund recognized net realized gain (loss) of $26,483 related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is based on an annual rate of .05% of each Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees.

Effective July 1, 2016, the Board approved an amendment to the expense contract. Under the expense contract, the investment adviser pays class-level expenses as necessary so that the total expenses do not exceed an annual rate of .19% and .09% of class-level average net assets for each Investor Class and Premium Class, respectively, with certain exceptions.

Prior to July 1, 2016, the investment adviser paid class-level expenses as necessary so that the total expenses did not exceed .20% and .10% for Investor Class and Premium Class, respectively.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Funds. FIIOC receives transfer agent fees at an annual rate of .17% and .12% of class-level average net assets for each Fund's Investor Class and Premium Class, respectively. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Effective July 1, 2016, under the amended expense contract, Investor Class and Premium Class for each fund pays a portion of the transfer agent fees at an annual rate of .14% and .04%, of class-level average net assets, respectively. Prior to July 1, 2016, the Investor Class and Premium Class for each fund paid a portion of the transfer agent fees at an annual rate of .15% and .05% of class-level average net assets, respectively.

For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Fidelity Short-Term Treasury Bond Index Fund
Investor Class	$121,779.14
Premium Class	520,194.04
	$641,973
Fidelity Intermediate Treasury Bond Index Fund
Investor Class	$135,067.14
Premium Class	615,023.04
	$750,090
Fidelity Long-Term Treasury Bond Index Fund
Investor Class	$267,755.15
Premium Class	496,740.04
	$764,495

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act.

Other. During the period, the investment adviser reimbursed the Funds for certain losses as follows:

Amount
Fidelity Short-Term Treasury Bond Index Fund	$17,551
Fidelity Intermediate Treasury Bond Index Fund	10,639

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Short-Term Treasury Bond Index Fund	$3,798
Fidelity Intermediate Treasury Bond Index Fund	4,591
Fidelity Long-Term Treasury Bond Index Fund	4,137

During the period, the Funds did not borrow on this line of credit.

7. Security Lending.

Certain Funds lend portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is maintained at the Fund's custodian and/or invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of interest income. Security lending activity was as follows:

Total Security Lending Income
Fidelity Intermediate Treasury Bond Index Fund	$14,545
Fidelity Long-Term Treasury Bond Index Fund	16,196

8. Expense Reductions.

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses as noted in the table below.

Management fee reduction
Fidelity Short-Term Treasury Bond Index Fund	$446
Fidelity Intermediate Treasury Bond Index Fund	1,225
Fidelity Long-Term Treasury Bond Index Fund	631

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 28, 2017	Year ended February 29, 2016
Fidelity Short-Term Treasury Bond Index Fund
From net investment income
Investor Class	$813,604	$343,328
Premium Class	12,592,996	8,273,678
Total	$13,406,600	$8,617,006
From net realized gain
Investor Class	$67,381	$74,615
Premium Class	611,595	1,525,895
Total	$678,976	$1,600,510
Fidelity Intermediate Treasury Bond Index Fund
From net investment income
Investor Class	$1,617,547	$2,636,162
Premium Class	26,214,384	23,682,198
Total	$27,831,931	$26,318,360
From net realized gain
Investor Class	$1,269,628	$1,139,984
Premium Class	17,036,330	8,948,224
Total	$18,305,958	$10,088,208
Fidelity Long-Term Treasury Bond Index Fund
From net investment income
Investor Class	$4,634,101	$9,165,826
Premium Class	30,268,562	23,463,826
Total	$34,902,663	$32,629,652

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 28, 2017	Year endedFebruary 29, 2016	Year endedFebruary 28, 2017	Year endedFebruary 29, 2016
Fidelity Short-Term Treasury Bond Index Fund
Investor Class
Shares sold	16,642,015	7,866,309	$174,821,325	$82,349,454
Reinvestment of distributions	67,415	23,291	703,758	243,822
Shares redeemed	(7,426,513)	(6,029,770)	(78,029,210)	(63,136,504)
Net increase (decrease)	9,282,917	1,859,830	$97,495,873	$19,456,772
Premium Class
Shares sold	69,282,413	59,352,647	$727,095,866	$621,987,519
Reinvestment of distributions	1,071,187	802,769	11,225,210	8,405,639
Shares redeemed	(58,288,324)	(28,449,411)	(610,427,489)	(297,750,584)
Net increase (decrease)	12,065,276	31,706,005	$127,893,587	$332,642,574
Fidelity Intermediate Treasury Bond Index Fund
Investor Class
Shares sold	9,520,397	16,844,469	$106,831,392	$184,788,764
Reinvestment of distributions	246,581	334,776	2,730,670	3,692,766
Shares redeemed	(17,762,763)	(17,635,031)	(199,520,478)	(193,051,544)
Net increase (decrease)	(7,995,785)	(455,786)	$(89,958,416)	$(4,570,014)
Premium Class
Shares sold	58,341,761	63,408,562	$645,126,892	$699,870,955
Reinvestment of distributions	3,681,048	2,772,418	40,436,708	30,572,533
Shares redeemed	(46,482,343)	(40,442,305)	(512,313,516)	(443,302,082)
Net increase (decrease)	15,540,466	25,738,675	$173,250,084	$287,141,406
Fidelity Long-Term Treasury Bond Index Fund
Investor Class
Shares sold	12,188,604	48,847,606	$170,192,941	$626,765,538
Reinvestment of distributions	299,278	687,091	4,120,958	8,998,507
Shares redeemed	(42,589,644)	(39,795,603)	(599,726,215)	(506,380,225)
Net increase (decrease)	(30,101,762)	9,739,094	$(425,412,316)	$129,383,820
Premium Class
Shares sold	91,433,330	79,491,584	$1,273,780,270	$1,030,206,365
Reinvestment of distributions	1,936,031	1,659,036	26,448,024	21,711,728
Shares redeemed	(76,341,231)	(95,998,555)	(1,034,817,183)	(1,235,841,961)
Net increase (decrease)	17,028,130	(14,847,935)	$265,411,111	$(183,923,868)

11. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity Short-Term Treasury Bond Index Fund (formerly Spartan Short-Term Treasury Bond Index Fund), Fidelity Intermediate Treasury Bond Index Fund (formerly Spartan Intermediate Treasury Bond Index Fund) and Fidelity Long-Term Treasury Bond Index Fund (formerly Spartan Long-Term Treasury Bond Index Fund):

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Short-Term Treasury Bond Index Fund, Fidelity Intermediate Treasury Bond Index Fund and Fidelity Long-Term Treasury Bond Index Fund (each a fund of Fidelity Salem Street Trust) as of February 28, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Salem Street Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 17, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 244 funds. Mr. Chiel oversees 131 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Interim Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2016 to February 28, 2017).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During Period-B September 1, 2016 to February 28, 2017
Fidelity Short-Term Treasury Bond Index Fund
Investor Class	.19%
Actual		$1,000.00	$992.00	$.94
Hypothetical-C		$1,000.00	$1,023.85	$.95
Premium Class	.09%
Actual		$1,000.00	$992.50	$.44
Hypothetical-C		$1,000.00	$1,024.35	$.45
Fidelity Intermediate Treasury Bond Index Fund
Investor Class	.19%
Actual		$1,000.00	$963.90	$.93
Hypothetical-C		$1,000.00	$1,023.85	$.95
Premium Class	.09%
Actual		$1,000.00	$964.30	$.44
Hypothetical-C		$1,000.00	$1,024.35	$.45
Fidelity Long-Term Treasury Bond Index Fund
Investor Class	.19%
Actual		$1,000.00	$885.80	$.89
Hypothetical-C		$1,000.00	$1,023.85	$.95
Premium Class	.09%
Actual		$1,000.00	$886.30	$.42
Hypothetical-C		$1,000.00	$1,024.35	$.45

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended February 28, 2017, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Short-Term Treasury Bond Index Fund	$334,810
Fidelity Intermediate Treasury Bond Index Fund	$10,855,962

A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax:

Fidelity Short-Term Treasury Bond Index Fund	99.93%
Fidelity Intermediate Treasury Bond Index Fund	99.91%
Fidelity Long-Term Treasury Bond Index Fund	99.94%

The funds hereby designate the amounts noted below as distributions paid during the period January 1, 2017 to February 28, 2017 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders:

Fidelity Short-Term Treasury Bond Index Fund	$2,439,087
Fidelity Intermediate Treasury Bond Index Fund	$4,336,374
Fidelity Long-Term Treasury Bond Index Fund	$4,866,941

The funds will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Intermediate Treasury Bond Index Fund (formerly Spartan Intermediate Treasury Bond Index Fund)
Fidelity Long-Term Treasury Bond Index Fund (formerly Spartan Long-Term Treasury Bond Index Fund)
Fidelity Short-Term Treasury Bond Index Fund (formerly Spartan Short-Term Treasury Bond Index Fund)

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2016 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of each fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for each fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers each fund's tracking error versus its benchmark index. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to a fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for each fund and its benchmark index for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than a fund. The funds' actual TMG %s and the number of funds in the Total Mapped Group are in the charts below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee rate ranked, is also included in the charts and considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, for a more meaningful comparison of management fees, each fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by FMR for "fund-level" non-management expenses (including pricing and bookkeeping fees and fees paid to non-affiliated custodians) from the fund's management fee. In this regard, the Board considered that net management fees can vary from year to year because of differences in "fund-level" non-management expenses. The Board noted that, although FMR does not pay transfer agent fees or other "class-level" expenses under each fund's management contract, such expenses may be paid by FMR pursuant to expense limitation arrangements in effect for the fund and, as a result, are also subtracted from the management fee for purposes of calculating the hypothetical "net management fee." The Board considered that "fund-level" non-management expenses and "class-level" expenses paid by FMR may exceed the fund's management fee and result in a negative net management fee.

Fidelity Intermediate Treasury Bond Index Fund

Fidelity Long-Term Treasury Bond Index Fund

Fidelity Short-Term Treasury Bond Index Fund

The Board noted that each fund's hypothetical net management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015. The Board noted that a hypothetical net management fee is truly a hypothetical number derived for purposes of providing a more meaningful competitive comparison and a negative net management fee is not intended to suggest that Fidelity pays a fund to manage the fund's assets.

Furthermore, the Board considered that it had approved an amended and restated management contract for each fund (effective February 1, 2012) that lowered each fund's management fee rate from 0.10% to 0.05%. The Board considered that the charts reflect each fund's lower management fee rate for 2012 as if the lower fee were in effect for the entire year.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the funds) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the total expense ratio of each class of each fund, the Board considered the fund's hypothetical net management fee rate as well as the fund's gross management fee rate. The Board also considered other "fund-level" expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees. The Board also considered other "class-level" expenses, such as transfer agent fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the funds. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of Premium Class of each fund ranked below the competitive median for 2015 and the total expense ratio of Investor Class of each fund ranked equal to the competitive median for 2015.

The Board considered that current contractual arrangements for each fund oblige FMR to pay all "class-level" expenses of each class of each fund to the extent necessary to limit total operating expenses, with certain exceptions, as follows: Investor Class: 0.20% (0.19% effective July 1, 2016); and Premium Class: 0.10% (0.09% effective July 1, 2016). These contractual arrangements may not be amended to increase the fees or expenses payable except by a vote of a majority of the Board and with respect to increases in fees or expenses payable by Investor Class above 0.20% and by Premium Class above 0.10% by a vote of a majority of the outstanding voting securities of the applicable class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that due to each fund's current contractual arrangements the expense ratio of each class will not decline if the class's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; (x) the approach to considering "fall-out" benefits; and (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

LBX-ANN-0417
1.821048.111

Fidelity® Series Long-Term Treasury Bond Index Fund Fidelity® Series Long-Term Treasury Bond Index Fund Class F Annual Report February 28, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544, or for Class F, call 1-800-835-5092, to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns for Fidelity® Series Long-Term Treasury Bond Index Fund will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Long-Term Treasury Bond Index Fund, a class of the fund, on July 7, 2016, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Long Treasury Bond Index performed over the same period.

Period Ending Values
$8,704	Fidelity® Series Long-Term Treasury Bond Index Fund
$8,712	Bloomberg Barclays U.S. Long Treasury Bond Index

Effective August 24, 2016, all Barclays benchmark indices were co-branded as the Bloomberg Barclays Indices for a period of five years.

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds rose for the 12 months ending February 28, 2017, a volatile period marked by early-period concern about global economic growth that gave way to optimism for the U.S. economy. The Bloomberg Barclays U.S. Aggregate Bond Index gained 1.42% for the year. Bond yields declined early on and reached an all-time low shortly after the U.K.'s late-June "Brexit" vote to leave the European Union. Bond yields began to rise heading into the U.S. election, and rallied strongly thereafter, as many investors viewed then-President-elect Donald Trump's economic agenda as stimulative and potentially inflationary. Yields also rode the Fed's decision in December to raise policy interest rates, and its signal for additional hikes in 2017. Bond yields then moderated to begin 2017; returns were positive in both January and February, aided by coupon (stated interest) returns. Within the Bloomberg Barclays index, investment-grade corporate bonds led all major market segments, with a gain of 6.42%. U.S. Treasuries, meanwhile, severely lagged spread-based sectors, returning -1.24%. Most securitized sectors managed a slightly positive return. Outside the index, riskier, non-core fixed-income segments, including high-yield debt securities (+22%), led the broader market, while Treasury Inflation-Protected Securities (TIPS) rose about 3%, according to Bloomberg Barclays.

Comments from Co-Portfolio Managers Brandon Bettencourt and Jay Small:  From inception on July 7, 2016, through February 28, 2017, the fund’s share classes posted declines that were roughly in line, net of fees, with the -12.88% return of the Bloomberg Barclays U.S. Long Treasury Index. In keeping with the fund’s investment objectives, our goal is to produce monthly returns, before expenses, that closely match those of the fund’s index using a method known as stratified sampling, which matches the risk factors in the index while not always holding all bonds in the exact proportions of the index. After touching historic lows just prior to the fund’s inception, interest rates ratcheted significantly higher, especially after the U.S. elections on November 8. Against this backdrop, the Treasury yield curve steepened dramatically during the fiscal period, as longer-maturity yields increased more than short-term yields. As a result, long-term Treasuries posted the biggest losses and lagged their shorter-term counterparts in response to growing prospects for higher inflation and increased fiscal spending.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Coupon Distribution as of February 28, 2017

	% of fund's investments	% of fund's investments 6 months ago
2 - 2.99%	28.0	24.3
3 - 3.99%	44.8	46.7
4 - 4.99%	18.2	19.1
5 - 5.99%	5.2	5.3
6 - 6.99%	3.0	3.9

Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.

Asset Allocation (% of fund's net assets)

As of February 28, 2017
U.S. Treasury Obligations	99.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.5%

As of August 31, 2016
U.S. Treasury Obligations	99.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.5%

Investments February 28, 2017

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 99.5%
	Principal Amount	Value
U.S. Treasury Obligations - 99.5%
U.S. Treasury Bonds:
2.25% 8/15/46	$737,000	$630,768
2.5% 2/15/45	824,000	747,812
2.5% 2/15/46	745,000	674,778
2.5% 5/15/46	738,000	668,150
2.75% 8/15/42	480,000	461,437
2.75% 11/15/42	585,000	561,943
2.875% 5/15/43	785,000	771,140
2.875% 8/15/45	838,000	821,142
2.875% 11/15/46	738,000	724,191
3% 5/15/42	310,000	312,616
3% 11/15/44	830,000	833,858
3% 5/15/45	814,000	817,403
3% 11/15/45	841,000	844,548
3% 2/15/47	295,000	297,017
3.125% 11/15/41	295,000	304,276
3.125% 2/15/42	340,000	350,718
3.125% 2/15/43	552,000	568,129
3.125% 8/15/44	828,000	852,290
3.375% 5/15/44	840,000	904,838
3.5% 2/15/39	248,000	275,057
3.625% 8/15/43	664,000	746,611
3.625% 2/15/44	819,000	921,151
3.75% 8/15/41	329,000	376,114
3.75% 11/15/43	808,000	928,567
3.875% 8/15/40	299,000	348,417
4.25% 5/15/39	231,000	284,356
4.25% 11/15/40	313,000	385,222
4.375% 2/15/38	139,000	175,037
4.375% 11/15/39	240,000	300,328
4.375% 5/15/40	374,000	468,084
4.375% 5/15/41	297,000	372,770
4.5% 2/15/36	284,000	363,243
4.5% 5/15/38	141,000	180,414
4.5% 8/15/39	234,000	297,765
4.625% 2/15/40	419,000	542,540
4.75% 2/15/37	104,000	136,862
4.75% 2/15/41	330,000	435,793
5% 5/15/37	151,000	204,865
5.25% 11/15/28	219,000	280,953
5.25% 2/15/29	61,000	78,530
5.375% 2/15/31	257,000	344,982
5.5% 8/15/28	163,000	212,505
6.125% 11/15/27	255,000	344,380
6.125% 8/15/29	63,000	87,617
6.25% 5/15/30	153,000	217,816
		21,457,033
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $24,741,647)		21,457,033
	Shares	Value

Money Market Funds - 0.8%
Fidelity Cash Central Fund, 0.60% (a)
(Cost $177,268)	177,233	177,269
TOTAL INVESTMENT PORTFOLIO - 100.3%
(Cost $24,918,915)		21,634,302
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(54,576)
NET ASSETS - 100%		$21,579,726

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$335
Total	$335

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
U.S. Government and Government Agency Obligations	$21,457,033	$--	$21,457,033	$--
Money Market Funds	177,269	177,269	--	--
Total Investments in Securities:	$21,634,302	$177,269	$21,457,033	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $24,741,647)	$21,457,033
Fidelity Central Funds (cost $177,268)	177,269
Total Investments (cost $24,918,915)		$21,634,302
Receivable for investments sold		145,831
Interest receivable		113,888
Distributions receivable from Fidelity Central Funds		42
Total assets		21,894,063
Liabilities
Payable for investments purchased	$312,213
Accrued management fee	888
Other affiliated payables	1,236
Total liabilities		314,337
Net Assets		$21,579,726
Net Assets consist of:
Paid in capital		$25,086,512
Distributions in excess of net investment income		(1,089)
Accumulated undistributed net realized gain (loss) on investments		(221,084)
Net unrealized appreciation (depreciation) on investments		(3,284,613)
Net Assets		$21,579,726
Series Long-Term Treasury Bond Index:
Net Asset Value, offering price and redemption price per share ($10,734,456 ÷ 1,249,257 shares)		$8.59
Class F:
Net Asset Value, offering price and redemption price per share ($10,845,270 ÷ 1,262,148 shares)		$8.59

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period July 7, 2016 (commencement of operations) to February 28, 2017
Investment Income
Interest		$323,268
Income from Fidelity Central Funds		335
Total income		323,603
Expenses
Management fee	$7,348
Transfer agent fees	10,235
Independent trustees' fees and expenses	56
Total expenses before reductions	17,639
Expense reductions	(231)	17,408
Net investment income (loss)		306,195
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(221,086)
Fidelity Central Funds	2
Total net realized gain (loss)		(221,084)
Change in net unrealized appreciation (depreciation) on investment securities		(3,284,613)
Net gain (loss)		(3,505,697)
Net increase (decrease) in net assets resulting from operations		$(3,199,502)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period July 7, 2016 (commencement of operations) to February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$306,195
Net realized gain (loss)	(221,084)
Change in net unrealized appreciation (depreciation)	(3,284,613)
Net increase (decrease) in net assets resulting from operations	(3,199,502)
Distributions to shareholders from net investment income	(307,284)
Share transactions - net increase (decrease)	25,086,512
Total increase (decrease) in net assets	21,579,726
Net Assets
Beginning of period	–
End of period	$21,579,726
Other Information
Distributions in excess of net investment income end of period	$(1,089)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series Long-Term Treasury Bond Index Fund

Year ended February 28,	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.119
Net realized and unrealized gain (loss)	(1.410)
Total from investment operations	(1.291)
Distributions from net investment income	(.119)
Total distributions	(.119)
Net asset value, end of period	$8.59
Total ReturnC,D	(12.96)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.19%G
Expenses net of fee waivers, if any	.19%G
Expenses net of all reductions	.19%G
Net investment income (loss)	2.02%G
Supplemental Data
Net assets, end of period (000 omitted)	$10,734
Portfolio turnover rateH	45%G

 A For the period July 7, 2016 (commencement of operations) to February 28, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Class F

Year ended February 28,	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.127
Net realized and unrealized gain (loss)	(1.410)
Total from investment operations	(1.283)
Distributions from net investment income	(.127)
Total distributions	(.127)
Net asset value, end of period	$8.59
Total ReturnC,D	(12.88)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.05%G
Expenses net of fee waivers, if any	.05%G
Expenses net of all reductions	.05%G
Net investment income (loss)	2.16%G
Supplemental Data
Net assets, end of period (000 omitted)	$10,845
Portfolio turnover rateH	45%G

 A For the period July 7, 2016 (commencement of operations) to February 28, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2017

1. Organization.

Fidelity Series Long-Term Treasury Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds advised by Fidelity Management & Research Company (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Long-Term Treasury Bond Index and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2017 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and capital loss carryforwards.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$10,229
Gross unrealized depreciation	(3,294,600)
Net unrealized appreciation (depreciation) on securities	$(3,284,371)
Tax Cost	$24,918,673

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(221,084)
Net unrealized appreciation (depreciation) on securities and other investments	$(3,284,371)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(221,084)
Total capital loss carryforward	$(221,084)

The tax character of distributions paid was as follows:

February 28, 2017(a)
Ordinary Income	$307,284

 (a) For the period July 7, 2016 (commencement of operations) to February 28, 2017.

4. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .05% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense.

In addition, under the expense contract, the investment adviser pays class-level expenses for Series Long-Term Treasury Bond Index so that the total expenses do not exceed .19%, expressed as a percentage of class average net assets, with certain exceptions such as interest expense.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives transfer agent fees at an annual rate of .17% of class-level average net assets for Series Long-Term Treasury Bond Index. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Under the expense contract, Series Long-Term Treasury Bond Index pays a portion of the transfer agent fees at an annual rate of .14% of class-level average net assets.

For the period, transfer agent fees for each applicable class were as follows:

Amount
Series Long-Term Treasury Bond Index	$10,235

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act.

5. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $231.

6. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Year ended February 28, 2017(a)
From net investment income
Series Long-Term Treasury Bond Index	$147,727
Class F	159,557
Total	$307,284

 (a) For the period July 7, 2016 (commencement of operations) to February 28, 2017.

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares(a)	Dollars(a)
	Year ended February 28, 2017	Year ended February 28, 2017
Series Long-Term Treasury Bond Index
Shares sold	1,295,418	$12,945,010
Reinvestment of distributions	16,412	147,727
Shares redeemed	(62,573)	(610,925)
Net increase (decrease)	1,249,257	$12,481,812
Class F
Shares sold	1,274,301	$12,734,560
Reinvestment of distributions	17,722	159,557
Shares redeemed	(29,875)	(289,417)
Net increase (decrease)	1,262,148	$12,604,700

 (a) For the period July 7, 2016 (commencement of operations) to February 28, 2017.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series Long-Term Treasury Bond Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Series Long-Term Treasury Bond Index Fund (a fund of Fidelity Salem Street Trust) as of February 28, 2017, the results of its operations, the changes in its net assets and the financial highlights for the period July 7, 2016 (commencement of operations) through February 28, 2017, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Series Long-Term Treasury Bond Index Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 14, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 244 funds. Mr. Chiel oversees 131 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Interim Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2016 to February 28, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During Period-B September 1, 2016 to February 28, 2017
Series Long-Term Treasury Bond Index	.19%
Actual		$1,000.00	$885.80	$.89
Hypothetical-C		$1,000.00	$1,023.85	$.95
Class F	.05%
Actual		$1,000.00	$886.40	$.23
Hypothetical-C		$1,000.00	$1,024.55	$.25

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 99.97% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

XS8-ANN-0417
1.9872674.100

Fidelity® SAI U.S. Treasury Bond Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® index funds dedicated to certain programs affiliated with Strategic Advisers, Inc.

Annual Report

February 28, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average annual total returns for Fidelity® SAI U.S. Treasury Bond Index Fund will be reported once the fund is a year old.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI U.S. Treasury Bond Index Fund on March 1, 2016, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Treasury Index performed over the same period.

Period Ending Values
$9,910	Fidelity® SAI US. Treasury Bond Index Fund
$9,930	Bloomberg Barclays U.S. Treasury Index

Effective August 24, 2016, all Barclays benchmark indices were co-branded as the Bloomberg Barclays Indices for a period of five years.

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds rose for the 12 months ending February 28, 2017, a volatile period marked by early-period concern about global economic growth that gave way to optimism for the U.S. economy. The Bloomberg Barclays U.S. Aggregate Bond Index gained 1.42% for the year. Bond yields declined early on and reached an all-time low shortly after the U.K.’s late-June “Brexit” vote to leave the European Union. Bond yields began to rise heading into the U.S. election, and rallied strongly thereafter, as many investors viewed then-President-elect Donald Trump’s economic agenda as stimulative and potentially inflationary. Yields also rode the Fed’s decision in December to raise policy interest rates, and its signal for additional hikes in 2017. Bond yields then moderated to begin 2017; returns were positive in both January and February, aided by coupon (stated interest) returns. Within the Bloomberg Barclays index, investment-grade corporate bonds led all major market segments, with a gain of 6.42%. U.S. Treasuries, meanwhile, severely lagged spread-based sectors, returning -1.24%. Most securitized sectors managed a slightly positive return. Outside the index, riskier, non-core fixed-income segments, including high-yield debt securities (+22%), led the broader market, while Treasury Inflation-Protected Securities (TIPS) rose about 3%, according to Bloomberg Barclays.

Comments from Co-Portfolio Managers Brandon Bettencourt and Jay Small:  From inception on March 1, 2016, through February 28, 2017, the fund returned -0.90%, roughly in line, net of fees, with the -0.70% return of the Bloomberg Barclays U.S. Treasury Index. In keeping with the fund’s investment objectives, our goal is to produce monthly returns, before expenses, that closely match those of the fund’s index using a method known as stratified sampling, which matches the risk factors in the index while not always holding all bonds in the exact proportions of the index. The period was characterized by heightened market volatility and negative U.S. Treasury returns in October and November, as yields ratcheted higher from their historic lows in the summer of 2016, especially after the U.S. elections on November 8. Against this backdrop, the Treasury yield curve steepened dramatically during the fiscal year, as longer-maturity yields increased more than short-term yields. Long-term Treasuries posted the biggest losses in response to growing prospects for higher inflation and increased fiscal spending. To a lesser extent, intermediate-term Treasuries also were hurt by these factors. Short-term securities were virtually flat for the period, as investor demand for shorter-duration (less rate sensitive) Treasuries was comparatively strong even as short-term yields inched higher.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Coupon Distribution as of February 28, 2017

	% of fund's investments	% of fund's investments 6 months ago
0.01 - 0.99%	7.0	8.0
1 - 1.99%	37.2	22.1
2 - 2.99%	25.0	21.4
3 - 3.99%	16.0	22.8
4 - 4.99%	3.5	4.4
5 - 5.99%	0.8	0.7
6 - 6.99%	1.5	3.4
7 - 7.99%	2.3	6.5
8% and above	6.3	9.8

Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.

Asset Allocation (% of fund's net assets)

As of February 28, 2017
U.S. Treasury Obligations	99.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.5%

As of August 31, 2016
U.S. Treasury Obligations	99.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.5%

Investments February 28, 2017

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 99.5%
	Principal Amount	Value
U.S. Treasury Obligations - 99.5%
U.S. Treasury Bonds:
2.25% 8/15/46	$261,000	$223,379
2.5% 2/15/45	137,000	124,333
2.5% 2/15/46	136,000	123,181
2.5% 5/15/46	191,000	172,922
2.75% 8/15/42	85,000	81,713
2.75% 11/15/42	119,000	114,310
2.875% 5/15/43	192,000	188,610
2.875% 8/15/45	175,000	171,480
2.875% 11/15/46	170,000	166,819
3% 5/15/42	85,000	85,717
3% 11/15/44	206,000	206,957
3% 5/15/45	191,000	191,798
3% 11/15/45	228,000	228,962
3.125% 11/15/41	109,000	112,428
3.125% 2/15/42	100,000	103,152
3.125% 2/15/43	198,000	203,785
3.125% 8/15/44	171,000	176,016
3.375% 5/15/44	151,000	162,655
3.625% 8/15/43	214,000	240,625
3.625% 2/15/44	159,000	178,832
3.75% 8/15/41	73,000	83,454
3.75% 11/15/43	163,000	187,323
4.25% 11/15/40	87,000	107,075
4.375% 2/15/38	42,000	52,889
4.375% 11/15/39	60,000	75,082
4.375% 5/15/40	105,000	131,414
4.375% 5/15/41	89,000	111,705
4.5% 2/15/36	148,000	189,295
4.5% 5/15/38	18,000	23,032
4.5% 8/15/39	60,000	76,350
4.625% 2/15/40	8,000	10,359
4.75% 2/15/37	13,000	17,108
4.75% 2/15/41	58,000	76,594
5% 5/15/37	91,000	123,461
5.25% 11/15/28	27,000	34,638
5.25% 2/15/29	61,000	78,530
6% 2/15/26	39,000	50,599
6.125% 8/15/29	26,000	36,159
6.25% 8/15/23	77,000	96,304
6.25% 5/15/30	63,000	89,689
6.5% 11/15/26	39,000	52,993
6.625% 2/15/27	50,000	68,908
6.75% 8/15/26	43,000	59,053
6.875% 8/15/25	8,000	10,833
7.125% 2/15/23	113,000	145,183
7.25% 8/15/22	38,000	48,309
7.5% 11/15/24	20,000	27,510
7.625% 11/15/22	50,000	65,088
7.625% 2/15/25	79,000	110,103
7.875% 2/15/21	246,000	303,455
8% 11/15/21	17,000	21,678
8.125% 8/15/19	154,000	179,109
8.125% 5/15/21	245,000	307,580
8.125% 8/15/21	96,000	121,725
8.5% 2/15/20	398,000	478,766
8.75% 5/15/20	38,000	46,513
8.75% 8/15/20	216,000	267,646
8.875% 2/15/19	428,000	492,534
9.125% 5/15/18	29,000	31,825
U.S. Treasury Notes:
0.75% 10/31/18	86,000	85,419
0.75% 2/15/19	312,000	309,063
0.875% 3/31/18	192,000	191,760
0.875% 5/31/18	263,000	262,558
0.875% 7/15/18	569,000	567,511
0.875% 6/15/19	512,000	506,820
0.875% 9/15/19	228,000	225,106
1% 8/15/18	246,000	245,712
1% 9/15/18	486,000	485,108
1% 11/30/18	254,000	253,256
1% 9/30/19	377,000	373,215
1% 10/15/19	455,000	450,219
1% 11/15/19	575,000	568,397
1.125% 1/15/19	614,000	612,968
1.125% 2/28/21	202,000	197,005
1.125% 8/31/21	6,000	5,812
1.125% 9/30/21	155,000	149,914
1.25% 3/31/21	334,000	326,994
1.25% 10/31/21	120,000	116,616
1.25% 7/31/23	92,000	87,116
1.375% 7/31/18	38,000	38,163
1.375% 2/29/20	123,000	122,495
1.375% 10/31/20	20,000	19,780
1.375% 1/31/21	215,000	211,960
1.375% 4/30/21	142,000	139,598
1.375% 5/31/21	132,000	129,628
1.375% 6/30/23	186,000	177,739
1.375% 8/31/23	252,000	240,207
1.375% 9/30/23	66,000	62,844
1.5% 8/31/18	103,000	103,603
1.5% 1/31/19	330,000	331,676
1.5% 5/31/20	242,000	241,348
1.5% 1/31/22	69,000	67,666
1.5% 2/28/23	191,000	184,681
1.5% 3/31/23	50,000	48,293
1.5% 8/15/26	247,000	228,736
1.625% 4/30/19	27,000	27,193
1.625% 6/30/19	766,000	771,023
1.625% 7/31/19	187,000	188,169
1.625% 8/31/19	7,000	7,042
1.625% 12/31/19	334,000	335,474
1.625% 7/31/20	96,000	96,000
1.625% 11/30/20	83,000	82,750
1.625% 8/15/22	40,000	39,228
1.625% 11/15/22	254,000	248,275
1.625% 5/31/23	278,000	269,953
1.625% 10/31/23	144,000	139,264
1.625% 2/15/26	297,000	279,342
1.625% 5/15/26	418,000	392,300
1.75% 12/31/20	135,000	135,100
1.75% 11/30/21	204,000	202,765
1.75% 2/28/22	323,000	320,199
1.75% 3/31/22	517,000	512,254
1.75% 5/15/22	40,000	39,567
1.75% 1/31/23	175,000	171,842
1.75% 5/15/23	287,000	280,924
1.875% 1/31/22	427,000	426,400
1.875% 2/28/22	149,000	148,843
1.875% 10/31/22	79,000	78,309
2% 2/28/21	48,000	48,461
2% 10/31/21	242,000	243,229
2% 11/15/21	147,000	147,758
2% 2/15/22	210,000	210,853
2% 2/15/23	344,000	342,630
2% 2/15/25	446,000	436,418
2% 8/15/25	138,000	134,464
2% 11/15/26	266,000	257,314
2.125% 8/31/20	218,000	221,594
2.125% 9/30/21	30,000	30,326
2.125% 12/31/21	275,000	277,804
2.125% 6/30/22	196,000	197,416
2.125% 2/29/24	109,000	108,540
2.125% 5/15/25	335,000	330,263
2.25% 3/31/21	434,000	442,087
2.25% 12/31/23	256,000	257,240
2.25% 1/31/24	164,000	164,698
2.25% 11/15/24	159,000	158,752
2.25% 11/15/25	156,000	154,794
2.25% 2/15/27	92,000	91,102
2.375% 5/31/18	351,000	356,868
2.375% 6/30/18	233,000	237,114
2.375% 8/15/24	247,000	249,229
2.5% 8/15/23	77,000	78,690
2.5% 5/15/24	313,000	318,918
2.625% 11/15/20	380,000	392,751
2.75% 11/15/23	231,000	239,374
2.75% 2/15/24	184,000	190,648
3.125% 5/15/19	45,000	46,765
3.125% 5/15/21	357,000	376,105
3.375% 11/15/19	391,000	411,314
3.5% 5/15/20	408,000	432,544
3.625% 8/15/19	12,000	12,654
3.625% 2/15/20	492,000	522,385
3.625% 2/15/21	517,000	554,442
3.75% 11/15/18	195,000	203,562
3.875% 5/15/18	176,000	182,146
4% 8/15/18	182,000	189,735
		30,559,734
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $30,825,348)		30,559,734
	Shares	Value

Money Market Funds - 0.4%
Fidelity Cash Central Fund, 0.60% (a)
(Cost $131,153)	131,128	131,155
TOTAL INVESTMENT PORTFOLIO - 99.9%
(Cost $30,956,501)		30,690,889
NET OTHER ASSETS (LIABILITIES) - 0.1%		44,191
NET ASSETS - 100%		$30,735,080

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$301
Total	$301

Investment Valuation

The following is a summary of the inputs used, as of February 28, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
U.S. Government and Government Agency Obligations	$30,559,734	$--	$30,559,734	$--
Money Market Funds	131,155	131,155	--	--
Total Investments in Securities:	$30,690,889	$131,155	$30,559,734	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $30,825,348)	$30,559,734
Fidelity Central Funds (cost $131,153)	131,155
Total Investments (cost $30,956,501)		$30,690,889
Cash		13,249
Receivable for investments sold		893,581
Interest receivable		123,778
Distributions receivable from Fidelity Central Funds		26
Prepaid expenses		32
Receivable from investment adviser for expense reductions		20,437
Total assets		31,741,992
Liabilities
Payable for investments purchased	$961,810
Accrued management fee	1,514
Other affiliated payables	3,819
Other payables and accrued expenses	39,769
Total liabilities		1,006,912
Net Assets		$30,735,080
Net Assets consist of:
Paid in capital		$31,132,605
Distributions in excess of net investment income		(7,587)
Accumulated undistributed net realized gain (loss) on investments		(124,326)
Net unrealized appreciation (depreciation) on investments		(265,612)
Net Assets, for 3,145,328 shares outstanding		$30,735,080
Net Asset Value, offering price and redemption price per share ($30,735,080 ÷ 3,145,328 shares)		$9.77

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period March 1, 2016 (commencement of operations) to February 28, 2017
Investment Income
Interest		$518,478
Income from Fidelity Central Funds		301
Total income		518,779
Expenses
Management fee	$13,286
Transfer agent fees	24,911
Accounting fees and expenses	8,603
Custodian fees and expenses	1,382
Independent trustees' fees and expenses	122
Registration fees	40,292
Audit	47,848
Legal	35
Miscellaneous	533
Total expenses before reductions	137,012
Expense reductions	(103,657)	33,355
Net investment income (loss)		485,424
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(26,313)
Fidelity Central Funds	1
Total net realized gain (loss)		(26,312)
Change in net unrealized appreciation (depreciation) on investment securities		(265,612)
Net gain (loss)		(291,924)
Net increase (decrease) in net assets resulting from operations		$193,500

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period March 1, 2016 (commencement of operations) to February 28, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$485,424
Net realized gain (loss)	(26,312)
Change in net unrealized appreciation (depreciation)	(265,612)
Net increase (decrease) in net assets resulting from operations	193,500
Distributions to shareholders from net investment income	(455,840)
Distributions to shareholders from net realized gain	(135,222)
Total distributions	(591,062)
Share transactions
Proceeds from sales of shares	146,503,005
Reinvestment of distributions	591,062
Cost of shares redeemed	(115,961,425)
Net increase (decrease) in net assets resulting from share transactions	31,132,642
Total increase (decrease) in net assets	30,735,080
Net Assets
Beginning of period	–
End of period	$30,735,080
Other Information
Distributions in excess of net investment income end of period	$(7,587)
Shares
Sold	15,000,270
Issued in reinvestment of distributions	59,825
Redeemed	(11,914,767)
Net increase (decrease)	3,145,328

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity SAI U.S. Treasury Bond Index Fund

Year ended February 28,	2017A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.146
Net realized and unrealized gain (loss)	(.234)
Total from investment operations	(.088)
Distributions from net investment income	(.133)
Distributions from net realized gain	(.009)
Total distributions	(.142)
Net asset value, end of period	$9.77
Total ReturnC	(.90)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.41%
Expenses net of fee waivers, if any	.10%
Expenses net of all reductions	.10%
Net investment income (loss)	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$30,735
Portfolio turnover rateF	511%

 A For the period March 1, 2016 (commencement of operations to February 28, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2017

1. Organization.

Fidelity SAI U.S. Treasury Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 28, 2017 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$104,087
Gross unrealized depreciation	(400,272)
Net unrealized appreciation (depreciation) on securities	$(296,185)
Tax Cost	$30,987,074

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$(296,185)

The Fund intends to elect to defer to its next fiscal year $85,722 of capital losses recognized during the period November 1, 2016 to February 28, 2017.

The tax character of distributions paid was as follows:

February 28, 2017
Ordinary Income	$591,062

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .04% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee of .075% of the Fund's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $82 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .10% of average net assets. This reimbursement will remain in place through April 30, 2018. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $103,619.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $38.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers Core Income Fund owns approximately 100% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI U.S. Treasury Bond Index Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity SAI U.S. Treasury Bond Index Fund (the Fund), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of February 28, 2017, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period March 1, 2016 (commencement of operations) to February 28, 2017. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity SAI U.S. Treasury Bond Index Fund as of February 28, 2017, and the results of its operations, statement of changes in net assets, and the financial highlights for the period March 1, 2016 (commencement of operations) to February 28, 2017 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
April 14, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 244 funds. Mr. Chiel oversees 131 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Interim Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2016 to February 28, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During Period-B September 1, 2016 to February 28, 2017
Actual	.10%	$1,000.00	$966.30	$.49
Hypothetical-C		$1,000.00	$1,024.30	$.50

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 99.98% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI U.S. Treasury Bond Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. As the fund recently commenced operations, the Board did not believe that it was appropriate to assign significant weight to its limited investment performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio. The Board further considered that it received and reviewed information regarding the fund's management fee rate and total expense ratio compared to "mapped groups" of competitive funds and classes in connection with the approval of the management contract and sub-advisory agreements in November 2015. The Board noted that, because the fund did not commence operations until March 2016, no new competitive management fee and expense information was considered by the Board.

Management Fee.  The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  The Board considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.10% through April 30, 2017.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the Fidelity funds and servicing the Fidelity funds' shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the Fidelity funds. Fidelity calculates profitability information for each Fidelity fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the Fidelity fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the Fidelity funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the Fidelity funds and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; (x) the approach to considering "fall-out" benefits; and (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

UYB-ANN-0417
1.9872606.100

Fidelity® SAI Long-Term Treasury Bond Index Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® index funds dedicated to certain programs affiliated with Strategic Advisers, Inc.

Annual Report

February 28, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 28, 2017	Past 1 year	Life of fundA
Fidelity® SAI Long-Term Treasury Bond Index Fund	(4.77)%	2.05%

 A From October 8, 2015

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Long-Term Treasury Bond Index Fund on October 8, 2015, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. 20+ Year Treasury Bond Index performed over the same period.

Period Ending Values
$10,287	Fidelity® SAI Long-Term Treasury Bond Index Fund
$10,310	Bloomberg Barclays U.S. 20+ Year Treasury Bond Index

Effective August 24, 2016, all Barclays benchmark indices were co-branded as the Bloomberg Barclays Indices for a period of five years.

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds rose for the 12 months ending February 28, 2017, a volatile period marked by early-period concern about global economic growth that gave way to optimism for the U.S. economy. The Bloomberg Barclays U.S. Aggregate Bond Index gained 1.42% for the year. Bond yields declined early on and reached an all-time low shortly after the U.K.’s late-June “Brexit” vote to leave the European Union. Bond yields began to rise heading into the U.S. election, and rallied strongly thereafter, as many investors viewed then-President-elect Donald Trump’s economic agenda as stimulative and potentially inflationary. Yields also rode the Fed’s decision in December to raise policy interest rates, and its signal for additional hikes in 2017. Bond yields then moderated to begin 2017; returns were positive in both January and February, aided by coupon (stated interest) returns. Within the Bloomberg Barclays index, investment-grade corporate bonds led all major market segments, with a gain of 6.42%. U.S. Treasuries, meanwhile, severely lagged spread-based sectors, returning -1.24%. Most securitized sectors managed a slightly positive return. Outside the index, riskier, non-core fixed-income segments, including high-yield debt securities (+22%), led the broader market, while Treasury Inflation-Protected Securities (TIPS) rose about 3%, according to Bloomberg Barclays.

Comments from Co-Portfolio Managers Brandon Bettencourt and Jay Small:  For the year, the fund returned -4.77%, roughly in line, net of fees, with the -4.64% return of the Bloomberg Barclays U.S. 20+ Year Treasury Bond Index. In keeping with the fund’s investment objectives, our goal is to produce monthly returns, before expenses, that closely match those of the fund’s index using a method known as stratified sampling, which matches the risk factors in the index while not always holding all bonds in the exact proportions of the index. The period was characterized by heightened market volatility and negative U.S. Treasury returns in October and November 2016, as yields ratcheted higher from their historic lows in July – especially after the U.S. elections on November 8. Against this backdrop, the Treasury yield curve steepened dramatically during the fiscal year, as longer-maturity yields increased more than short-term yields. As a result, long-term Treasuries posted the biggest losses and lagged their shorter-term counterparts in response to growing prospects for higher inflation and increased fiscal spending.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Coupon Distribution as of February 28, 2017

	% of fund's investments	% of fund's investments 6 months ago
2 - 2.99%	31.1	27.3
3 - 3.99%	49.2	51.3
4 - 4.99%	18.1	19.8
5 - 5.99%	0.8	0.9

Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.

Asset Allocation (% of fund's net assets)

As of February 28, 2017
U.S. Treasury Obligations	99.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.5%

As of August 31, 2016
U.S. Treasury Obligations	99.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.5%

Investments February 28, 2017

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 99.5%
	Principal Amount	Value
U.S. Treasury Obligations - 99.5%
U.S. Treasury Bonds:
2.25% 8/15/46	$29,450,000	$25,205,048
2.5% 2/15/45	31,893,700	28,944,777
2.5% 2/15/46	29,901,000	27,082,592
2.5% 5/15/46	30,004,000	27,164,181
2.75% 8/15/42	17,737,500	17,051,555
2.75% 11/15/42	22,303,100	21,424,046
2.875% 5/15/43	31,903,200	31,339,917
2.875% 8/15/45	31,815,100	31,175,076
2.875% 11/15/46	29,655,000	29,100,125
3% 5/15/42	11,552,700	11,650,182
3% 11/15/44	32,276,800	32,426,823
3% 5/15/45	32,058,800	32,192,806
3% 11/15/45	31,643,000	31,776,502
3% 2/15/47	10,954,000	11,028,882
3.125% 11/15/41	11,179,700	11,531,246
3.125% 2/15/42	13,724,100	14,156,725
3.125% 2/15/43	22,738,600	23,402,999
3.125% 8/15/44	32,262,300	33,208,747
3.375% 5/15/44	32,030,800	34,503,193
3.5% 2/15/39	9,561,200	10,604,346
3.625% 8/15/43	26,483,600	29,778,531
3.625% 2/15/44	32,062,500	36,061,559
3.75% 8/15/41	12,323,700	14,088,491
3.75% 11/15/43	31,836,100	36,586,650
3.875% 8/15/40	12,133,700	14,139,073
4.25% 5/15/39	8,815,100	10,851,185
4.25% 11/15/40	13,108,800	16,133,551
4.375% 2/15/38	5,481,200	6,902,245
4.375% 11/15/39	10,139,200	12,687,860
4.375% 5/15/40	13,981,700	17,498,964
4.375% 5/15/41	11,127,700	13,966,565
4.5% 5/15/38	6,145,300	7,863,102
4.5% 8/15/39	9,460,000	12,037,850
4.625% 2/15/40	16,739,900	21,675,559
4.75% 2/15/41	14,389,900	19,003,100
5% 5/15/37	4,780,800	6,486,202
		760,730,255
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $775,892,208)		760,730,255
	Shares	Value

Money Market Funds - 0.7%
Fidelity Cash Central Fund, 0.60% (a)
(Cost $5,672,855)	5,671,721	5,672,855
TOTAL INVESTMENT PORTFOLIO - 100.2%
(Cost $781,565,063)		766,403,110
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(1,690,166)
NET ASSETS - 100%		$764,712,944

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,059
Total	$4,059

Investment Valuation

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 28, 2017
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $775,892,208)	$760,730,255
Fidelity Central Funds (cost $5,672,855)	5,672,855
Total Investments (cost $781,565,063)		$766,403,110
Receivable for investments sold		5,386,792
Receivable for fund shares sold		1,190,250
Interest receivable		3,955,558
Distributions receivable from Fidelity Central Funds		1,409
Prepaid expenses		1,042
Receivable from investment adviser for expense reductions		44,533
Total assets		776,982,694
Liabilities
Payable for investments purchased	$11,027,597
Payable for fund shares redeemed	1,101,020
Distributions payable	4,138
Accrued management fee	25,126
Other affiliated payables	61,201
Other payables and accrued expenses	50,668
Total liabilities		12,269,750
Net Assets		$764,712,944
Net Assets consist of:
Paid in capital		$784,543,731
Undistributed net investment income		139,624
Accumulated undistributed net realized gain (loss) on investments		(4,808,458)
Net unrealized appreciation (depreciation) on investments		(15,161,953)
Net Assets, for 77,555,184 shares outstanding		$764,712,944
Net Asset Value, offering price and redemption price per share ($764,712,944 ÷ 77,555,184 shares)		$9.86

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 28, 2017
Investment Income
Interest		$20,960,663
Income from Fidelity Central Funds		4,059
Total income		20,964,722
Expenses
Management fee	$313,134
Transfer agent fees	587,125
Accounting fees and expenses	173,622
Custodian fees and expenses	8,068
Independent trustees' fees and expenses	3,455
Registration fees	87,669
Audit	58,034
Legal	1,933
Miscellaneous	4,854
Total expenses before reductions	1,237,894
Expense reductions	(357,647)	880,247
Net investment income (loss)		20,084,475
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,838,209)
Fidelity Central Funds	83
Total net realized gain (loss)		(1,838,126)
Change in net unrealized appreciation (depreciation) on investment securities		(57,291,952)
Net gain (loss)		(59,130,078)
Net increase (decrease) in net assets resulting from operations		$(39,045,603)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 28, 2017	For the period October 8, 2015 (commencement of operations) to February 29, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$20,084,475	$6,793,035
Net realized gain (loss)	(1,838,126)	1,887,667
Change in net unrealized appreciation (depreciation)	(57,291,952)	42,129,999
Net increase (decrease) in net assets resulting from operations	(39,045,603)	50,810,701
Distributions to shareholders from net investment income	(19,911,008)	(6,807,638)
Distributions to shareholders from net realized gain	(4,866,804)	–
Total distributions	(24,777,812)	(6,807,638)
Share transactions
Proceeds from sales of shares	481,882,608	822,921,630
Reinvestment of distributions	24,713,944	6,795,424
Cost of shares redeemed	(406,469,262)	(145,311,048)
Net increase (decrease) in net assets resulting from share transactions	100,127,290	684,406,006
Total increase (decrease) in net assets	36,303,875	728,409,069
Net Assets
Beginning of period	728,409,069	–
End of period	$764,712,944	$728,409,069
Other Information
Undistributed net investment income end of period	$139,624	$–
Distributions in excess of net investment income end of period	$–	$(18,137)
Shares
Sold	46,568,799	81,621,324
Issued in reinvestment of distributions	2,365,784	667,163
Redeemed	(39,546,241)	(14,121,645)
Net increase (decrease)	9,388,342	68,166,842

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity SAI Long-Term Treasury Bond Index Fund

Years ended February 28,	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$10.69	$10.00
Income from Investment Operations
Net investment income (loss)B	.271	.107
Net realized and unrealized gain (loss)	(.767)	.689
Total from investment operations	(.496)	.796
Distributions from net investment income	(.268)	(.106)
Distributions from net realized gain	(.066)	–
Total distributions	(.334)	(.106)
Net asset value, end of period	$9.86	$10.69
Total ReturnC,D	(4.77)%	8.02%
Ratios to Average Net AssetsE,F
Expenses before reductions	.16%	.20%G
Expenses net of fee waivers, if any	.11%	.15%G
Expenses net of all reductions	.11%	.15%G
Net investment income (loss)	2.57%	2.65%G
Supplemental Data
Net assets, end of period (000 omitted)	$764,713	$728,409
Portfolio turnover rateH	25%	18%I

 A For the period October 8, 2015 (commencement of operations) to February 29, 2016.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 28, 2017

1. Organization.

Fidelity SAI Long-Term Treasury Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 28, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$626,293
Gross unrealized depreciation	(16,580,134)
Net unrealized appreciation (depreciation) on securities	$(15,953,841)
Tax Cost	$782,356,951

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$(15,953,841)

The Fund intends to elect to defer to its next fiscal year $3,841,120 of capital losses recognized during the period November 1, 2016 to February 28, 2017.

The tax character of distributions paid was as follows:

	February 28, 2017	February 29, 2016
Ordinary Income	$24,627,141	$ 6,807,638
Long-term Capital Gains	150,671	–
Total	$24,777,812	$ 6,807,638

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .04% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee of .075% of the Fund's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,162 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

Effective June 1, 2016, the investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .10% of average net assets. This reimbursement will remain in place through April 30, 2018. The expense limitation prior to June 1, 2016 was .15%. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $357,146.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $501.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Long-Term Treasury Bond Index Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity SAI Long-Term Treasury Bond Index Fund (the Fund), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of February 28, 2017, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period October 8, 2015 (commencement of operations) to February 29, 2016. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity SAI Long-Term Treasury Bond Index Fund as of February 28, 2017, the results of its operations for the year then ended, and the statement of changes in its net assets and the financial highlights for the year then ended and for the period October 8, 2015 (commencement of operations) to February 29, 2016 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
April 17, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 244 funds. Mr. Chiel oversees 131 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income, sector and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present) and Chairman and Director of FMR (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity® funds (2014-2016), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Albert R. Gamper, Jr. (1942)

Year of Election or Appointment: 2006

Trustee

Mr. Gamper also serves as Trustee of other Fidelity® funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity® funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Vice Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Chairman of the Independent Trustees

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity® funds (2012-2015).

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Interim Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity's Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of certain Fidelity® funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Christine J. Thompson (1958)

Year of Election or Appointment: 2015

Vice President of Fidelity's Bond Funds

Ms. Thompson also serves as Vice President of other funds. Ms. Thompson also serves as Chief Investment Officer of FMR's Bond Group (2010-present) and is an employee of Fidelity Investments (1985-present). Previously, Ms. Thompson served as Vice President of Fidelity's Bond Funds (2010-2012).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2016 to February 28, 2017).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During Period-B September 1, 2016 to February 28, 2017
Actual	.10%	$1,000.00	$881.20	$.47
Hypothetical-C		$1,000.00	$1,024.30	$.50

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 28, 2017, $49,129, or, if subsequently determined to be different, the net capital gain of such year.

A total of 99.98% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI Long-Term Treasury Bond Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. As the fund recently commenced operations, the Board did not believe that it was appropriate to assign significant weight to its limited investment performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the period of the fund's operations shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity SAI Long-Term Treasury Bond Index Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the period.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current total expense ratio of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked above the competitive median for the period. The Board considered that, in general, various factors can affect total expense ratios. The Board also considered that, when compared to the bond index no-load universe, where pricing reflects the retail nature of the funds-of-funds that invest in the fund, the fund ranks at or below median.

The Board further considered that, effective June 1, 2016, FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.10% through April 30, 2017. The Board considered that, if the 0.10% expense reimbursement had been in effect for 2015, the fund's total expense ratio would have ranked equal to the median.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although above the median of the universe presented for comparison, the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vi) the methodology with respect to competitive fund data and peer group classifications; (vii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (viii) Fidelity's long-term expectations for its offerings in the workplace investing channel; (ix) new developments in the retail and institutional marketplaces; (x) the approach to considering "fall-out" benefits; and (xi) the impact of money market reform on Fidelity's money market funds, including with respect to costs and profitability. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SV5-ANN-0417
1.9869414.101

Item 2.

Code of Ethics

As of the end of the period, February 28, 2017, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity SAI Long-Term Treasury Bond Index Fund and Fidelity SAI U.S. Treasury Bond Index Fund (the “Funds”):

Services Billed by Deloitte Entities

February 28, 2017 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI Long-Term Treasury Bond Index Fund	$44,000	$-	$6,400	$1,200
Fidelity SAI U.S. Treasury Bond Index Fund	$36,000	$-	$4,900	$1,000

February 29, 2016 FeesA,B,C

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI Long-Term Treasury Bond Index Fund	$38,000	$-	$6,100	$400
Fidelity SAI U.S. Treasury Bond Index Fund	$-	$-	$-	$-

A Amounts may reflect rounding.

B Fidelity SAI U.S. Treasury Bond Index Fund commenced operations on March 1, 2016.

C Fidelity SAI Long-Term Treasury Bond Index Fund commenced operations on October 8, 2015.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Intermediate Treasury Bond Index Fund, Fidelity Long-Term Treasury Bond Index Fund, Fidelity Series Long-Term Treasury Bond Index Fund and Fidelity Short-Term Treasury Bond Index Fund (the “Funds”):

Services Billed by PwC

February 28, 2017 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Intermediate Treasury Bond Index Fund	$78,000	$-	$3,500	$3,500
Fidelity Long-Term Treasury Bond Index Fund	$78,000	$-	$3,500	$3,500
Fidelity Series Long-Term Treasury Bond Index Fund	$47,000	$-	$4,100	$1,200
Fidelity Short-Term Treasury Bond Index Fund	$78,000	$-	$3,500	$3,500

February 29, 2016 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Intermediate Treasury Bond Index Fund	$76,000	$-	$3,500	$2,500
Fidelity Long-Term Treasury Bond Index Fund	$76,000	$-	$3,500	$2,500
Fidelity Series Long-Term Treasury Bond Index Fund	$-	$-	$-	$-
Fidelity Short-Term Treasury Bond Index Fund	$75,000	$-	$3,500	$2,400

A Amounts may reflect rounding

B Fidelity Series Long-Term Treasury Bond Index Fund commenced operations on July 7, 2016.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	February 28, 2017A,B	February 29, 2016A,B,C
Audit-Related Fees	$35,000	$-
Tax Fees	$5,000	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity SAI U.S. Treasury Bond Index Fund’s commencement of operations.

C May include amounts billed prior to the Fidelity SAI Long-Term Treasury Bond Index Fund’s commencement of operations.

Services Billed by PwC

	February 28, 2017A,B	February 29, 2016A,B,C
Audit-Related Fees	$5,985,000	$5,470,000
Tax Fees	$105,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Series Long-Term Treasury Bond Index Fund’s commencement of operations.

C Reflects current period presentation.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	February 28, 2017 A,B,C	February 29, 2016 A,B,C,D,E
Deloitte Entities	$270,000	$55,000
PwC	$7,995,000	$6,115,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity SAI U.S. Treasury Bond Index Fund’s commencement of operations.

C May include amounts billed prior to the Fidelity Series Long-Term Treasury Bond Index Fund’s commencement of operations.

D May include amounts billed prior to the Fidelity SAI Long-Term Treasury Bond Index Fund’s commencement of operations.

E Reflects current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s last two fiscal years relating to services provided to (i) the Fund or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	April 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	April 27, 2017

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	April 27, 2017